Exhibit 1

                            STOCK PURCHASE AGREEMENT


         Stock Purchase Agreement ("Agreement") between Senior Care Industries Inc., a Nevada corporation ("Senior Care"), and Rent USA, Inc. ("Rent USA"), a Nevada corporation.

         WHEREAS, Senior Care Industries wishes to acquire a controlling interest in Rent USA and Rent USA desires to be acquired by Senior Care.

         NOW, THEREFORE, Senior Care and the Rent USA adopt this Stock Purchase Agreement and agree as follows:

                     SECTION 1. EXCHANGE OF STOCK FOR STOCK
                     --------------------------------------

         1.01 NUMBER OF SHARES. Rent USA agrees to transfer to Senior Care 5,000,000 shares of $.001 par value common stock in Rent USA and Senior Care agrees to transfer to Rent USA in exchange therefor, 2,000,000 shares of $.001 par value common stock of Senior Care.

         1.02 DELIVERY OF SHAREHOLDER INTEREST BY SELLER. The transfer of the Company Shares by Rent USA shall be effected by the delivery to Senior Care Industries at the Closing of documents sufficient to Senior Care Industries representing the said shares, with all signatures guaranteed by a national bank, broker-dealer, or Notary of Buyers choice.

         1.03 FURTHER ASSISTANCE. At the Closing and from time to time thereafter, Rent USA shall execute such additional instruments and take such other action as Senior Care Industries may request in order to more effectively sell, transfer and assign the transferred Company Shares to Senior Care Industries and to confirm Senior Care Industries title thereto.

         1.04 CHANGES IN SENIOR CARE INDUSTRIES CAPITALIZATION. If between the date of this Agreement and the Closing, the outstanding shares of Senior Care Industries common stock are, without the receipt of new consideration by Senior Care Industries, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of Senior Care Industries through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar change in Senior Care Industries capitalization, Senior Care Industries will issue and deliver to the Seller in addition to or in lieu of the Senior Care Industries Shares specified in Section 1.01, voting stock of Senior Care Industries in equitably adjusted amounts. In the event of any change in Senior Care Industries capitalization, all references to Senior Care Industries Shares herein shall refer to the number of Senior Care Industries Shares as thus adjusted.


                               SECTION 2. CLOSING
                               ------------------

         2.01 Closing of this transaction shall take place on October 1, 2000 or as soon thereafter as practicably possible but in no event later than October 31, 2000.

              SECTION 3. REPRESENTATIONS AND WARRANTIES OF RENT USA
              -----------------------------------------------------

         The Board of Directors of Rent USA hereby warrant, represent and agree as follows:

         3.01 CORPORATE STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         3.02 PURPOSELY DELETED

         3.03 FINANCIAL STATEMENTS. Rent USA notes that it is a fully reporting company with the Securities & Exchange Commission and is current in all necessary reporting requirements as of the date of this Agreement.

         3.04 UNDISCLOSED LIABILITIES. The Company has no liabilities of any nature except to the extent reflected or reserved against in the Financial Statements, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, and the Company's accounts receivable are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in the Financial Statements.

         3.05 INTERIM CHANGES. Between the date of this Agreement and the Closing Date, there have not been, (1) any changes in the Company's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction or loss of or to the Company's property, whether or not covered by insurance; (3) any declaration or payment of any dividends or other distribution in respect of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition or any such stock; or (4) any increase paid or agreed to in the compensation, retirement benefits or other commitments to employees.

         3.06 TITLE TO PROPERTY. Rent USA warrants that it has has good and marketable title to all properties and assets, real and personal, reflected in the Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and the Company's properties and assets are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein, with respect to which no default exists.

         3.07 LITIGATION. There is no litigation or proceeding pending, or to Rent USAr's knowledge threatened, against or relating to the Company, its properties or business.

         3.08 ACCESS TO RECORDS, ETC. From the date of this Agreement to the Closing, the Seller will cause the Company (1) to give to Senior Care Industries and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that Senior Care Industries may inspect and audit them; and (2) to furnish such information concerning the Company's properties and affairs as Senior Care Industries may reasonably request.

         3.09 CONFIDENTIALITY. Until the Closing (and permanently if there is no Closing), Rent USA and their representatives will keep confidential any information which they obtain from Senior Care Industries concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by October 31, 2000 Rent USA will return to Senior Care Industries all written matter with respect to Senior Care Industries obtained by them in connection with the negotiation or consummation of this Agreement.

         3.10 TITLE TO SHARES. Rent USA is the owner, free and clear of any liens, claims and encumbrances, of all of the shraes which it intends to transfer to Senior Care.

         3.11 INVESTMENT INTENT. Rent USA is acquiring the Senior Care Industries Shares for its own respective account, for investment purposes, and not for or with a view to resale or distribution. Rent USA understands that the Senior Care Industries Shares shall bear a legend to the effect that they represent restricted securities which may not be sold into the stock market in the absence of a registration statement under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required.

 SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF Senior Care Industries
 ------------------------------------------------------------------------------

         Senior Care Industries represents and warrants to, and covenants with the Seller as follows:

         4.01 CORPORATE STATUS. Senior Care Industries is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         4.02 CAPITALIZATION. The authorized capital stock of Senior Care Industries consists of 20,000,000 shares of common stock, having a par value of $.001 per share, of which 10,344,542 shares are issued and outstanding, fully paid and non-assessable.

         4.03 UNDISCLOSED LIABILITIES. Senior Care Industries has no liabilities of any nature except to the extent reflected in the Annual Report, 10KSB/A filed with the Securities & Exchange Commission on May 27, 2000 and as reflected in the most recent quarterly Report, 10QSB filed with the Securities & Exchange Commission on August 15, 2000.

         4.04 TITLE TO PROPERTY. The Company has good and marketable title to all properties and assets, real and personal, and Tresston Inc. properties and assets are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein, with respect to which no default exists.

         4.05 LITIGATION. There is no litigation or proceeding pending, or to Senior Care Industries knowledge threatened, against or relating to Senior Care Industries, its properties or business other than as disclosed in quarterly filings with the Securities & Exchange Commission for the 2nd quarter of 2000 which closed on June 30, 2000.

         4.06 CONFIDENTIALITY. Until the Closing (and permanently if there is no Closing), the Senior Carte Industries and its representatives will keep confidential any information which it obtained from the Company concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by December 15, 1999, Senior Care Industries will return to the Company all written matter with respect to the Company obtained by it in connection with the negotiation or consummation of this Agreement.

         4.07 INVESTMENT INTENT. Senior Care Industries is the acquiring the Company Shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and Senior Care Industries has no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Company Shares.

         4.08 CORPORATE AUTHORITY. Senior Care Industries has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to the Seller at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

         4.09 DUE AUTHORIZATION. Execution of this Agreement and performance by Senior Care Industries here under has been or prior to the Closing will be duly authorized by all requisite corporate and shareholder action on the part of Senior Care Industries, and this Agreement constitutes a valid and binding obligation of Senior Care Industries and performance hereunder will not violate any provision of Senior Care Industries Articles of Incorporation, Bylaws, mortgages, agreements with third parties or other commitments.

                SECTION 5. CONDUCT OF SELLERS PENDING THE CLOSING
                -------------------------------------------------

         The Sellers agree that from the date of this Agreement until the Closing Rent USA will conduct itself in the following manner:

         5.01 CERTIFICATE OF INCORPORATION AND BYLAWS. Rent USA will not change its Certificate of Incorporation or Bylaws.

         5.02 CAPITALIZATION, ETC. Rent USA will not make any change in its authorized, issued or outstanding capital stock; grant any stock option or right to purchase shares of its capital stock; issue any security convertible into shares of its capital stock; purchase, redeem, retire, or otherwise acquire any shares of its capital stock; or agree to do any of the foregoing; or declare, set aside or pay any dividend or other distribution in respect of its capital stock.

         5.03 BUSINESS IN ORDINARY COURSE. Rent USA will conduct its business in the ordinary course and will (1) use its best efforts to preserve its business organization intact, to keep available to Senior Care Industries the services of its present officers and employees and to preserve the goodwill of suppliers, customers and others having business relations with it; (2) maintain its properties in customary repair, working order and condition, reasonable wear and tear and damage by casualty excepted; (3) keep in force at no less than their present limit all policies of insurance; (4) make no material change in the customary terms and conditions on which it extends credit to customers; and (5) enter into no sale, lease, contract, commitment or other transaction; provided, however, that nothing in this Section 5.03 shall prohibit compliance by the Company with, or the Company's borrowings or repayment funds pursuant to, and agreements or other commitments disclosed by the Company to Senior Care Industries.

         5.04 BANKING ARRANGEMENTS; POWERS OF ATTORNEY. Rent USA will not make any change in its banking and safe deposit arrangements and will not grant any powers of attorney.

         5.05 ACCOUNTING PRACTICES. Except as required by generally accepted accounting principles, Rent USA. will not make any changes in its accounting methods or practices.

         5.06 MERGER, ETC. Rent USA will not merge or consolidate with any other corporation; sell or lease all or substantially all of its assets and business; acquire all or substantially all of the stock of the business or assets or any other person, corporation or business organization; or agree to do any of the foregoing.


          SECTION 6. CONDITIONS PRECEDENT-SENIOR CARE INDUSTRIES, INC.
          ------------------------------------------------------------

         All obligations of Senior Care Industries under this Agreement are subject, at Senior Care Industries option, to the fulfillment, before or at the Closing, of each of the following conditions:

         6.01 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The Sellers's representations and warranties contained in this Agreement shall be true and correct as of the date hereof and as of the Closing in all material respects.

         6.02 DUE PERFORMANCE. The Sellers shall have performed and complied with all the terms and conditions required by this Agreement to be performed or complied with by them before the Closing.

         6.03 Books and Records. The Seller have caused the Company to make available to Senior Care Industries all books and records of the Company, including minute books and stock transfer records.

         6.04 Acceptance by the Seller. The terms of this Agreement shall have been accepted by all of the Sellers of the stock in Rent USA as evidenced by the signatures on the signature page of this Agreement.

                  SECTION 7. CONDITIONS PRECEDENT - THE SELLERS
                  ---------------------------------------------

         All obligations of the Seller under this Agreement are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

         7.01 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Senior Care Industries representations and warranties contained in this Agreement shall be true and correct as of the date hereof at and as of the Closing in all material respects.

         7.02 DUE PERFORMANCE. Senior Care Industries shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing.

         7.03 REVOCATION OF PRIOR AUTHORIZATIONS. The Seller shall have delivered to Senior Care Industries certified copies of resolutions of the Company's Board of Directors revoking as of the Closing all prior authorizations, powers of attorney, designations and appointments relating to the signing of checks, borrowing of funds, access to corporate safe deposit boxes and other similar matters, to the extent requested by Senior Care Industries.

         7.04 RESIGNATIONS. There shall have been delivered to Senior Care Industries the signed resignations of such directors of the Company as Senior Care Industries shall request, dated as of the Closing.

                           SECTION 8. INDEMNIFICATION
                           --------------------------

         8.01 INDEMNIFICATION OF SENIOR CARE INDUSTRIES. The Seller severally (and not jointly) agree to indemnify Senior Care Industries against any loss, damage or expense (including reasonable attorneys' fees) suffered by Senior Care Industries from (1) any breach by the Seller of this Agreement; or (2) any inaccuracy in or breach of any of the representations, warranties or covenants by the Seller herein; provided, however that (a) Senior Care Industries shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages and expenses (including reasonable attorneys' fees) exceeding $50,000 in the aggregate; and (b) Senior Care Industries shall give notice of any claims hereunder within the twenty-four (24) month period beginning on the date of the Closing. No loss, damage or expense shall be deemed to have been sustained by Senior Care Industries to the extent of insurance proceeds paid to, or tax benefits realizable by, Senior Care Industries or the Company as a result of the event giving rise to such light indemnification.

         8.02 INDEMNIFICATION OF SELLER. Senior Care Industries agrees to indemnify the Seller against any loss, damage or expense (including reasonable attorneys' fees) suffered by any of the Seller from (1) any breach by Senior Care Industries of this Agreement; or (2) any inaccuracy in or breach of any of Senior Care Industries representations, warranties or covenants herein.

         8.03 DEFENSE OF CLAIMS. Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim which has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. So long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

                             SECTION 9. TERMINATION
                             ----------------------

         9.01 TERMINATION. This Agreement may be terminated (1) by mutual consent in writing; (2) by either the Seller or Senior Care Industries if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the Seller of Senior Care Industries if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing by October 31, 2000.

                         SECTION 10. GENERAL PROVISIONS
                         ------------------------------

         10.01 FURTHER ASSURANCES. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         10.02 WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         10.03 BROKERS. Other than as stated hereinabove, each party represents to the other party that there are no other brokers or finders has acted for it in connection with this Agreement, and agrees to indemnify and hold harmless the other party against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

         10.04 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                    To:     Rent USA, Inc.
                            Jeff Harvey
                            Chief Executive Officer
                            PO Box 10
                            San Dimas, CA 91773

                    To:     Senior Care Industries
                            John Cruickshank
                            Senior Vice President
                            410 Broadway, Laguna Beach, CA., 92651

         10.05 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

         10.06 HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.07 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

         10.08 ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

         10.09 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered as original signatures.

         10.10 STOCK ISSUANCE: The Company shall cause the transfer agent to issue such shares at closing as may be necessary to complete the transaction as contemplated by Section 1.01 hereinabove.

         Executed as of this 15th day of September, 2000

SENIOR CARE INDUSTRIES INC.

By: S/ Stephen Reeder
---------------------------
Stephen Reeder
Chief Executive Officer

RENT USA, INC.


By: S/ Jeffrey Harvey
---------------------------
Jeffrey Harvey
Chief Executive Officer